UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2011

NETAPP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-27130	77-0307520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

495 East Java Drive

Sunnyvale, CA 94089

(Address of principal executive offices) (Zip Code)

(408) 822-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Compensatory Arrangements of Certain Officers.

On May 17, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of NetApp, Inc. (the “Company”) approved compensation packages for fiscal year 2012 for the Company’s senior executives, including its named executive officers. For fiscal year 2012, the annual base salaries and target incentive compensation awards for the following named executive officers (including the Company’s principal executive officer and principal financial officer) will be:

	FY 2012		FY 2011
	Base Salary	Target Incentive Compensation	Base Salary	Target Incentive Compensation
Thomas Georgens President and Chief Executive Officer	$900,000	135%	$875,000	130%
Steven J. Gomo Executive Vice President and Chief Financial Officer	$545,000	110%	$530,000	110%
Manish Goel Executive Vice President, Product Operations	$525,000	110%	$475,000	110%
Robert E. Salmon Executive Vice President, Field Operations	$580,000	110%	$560,000	110%
Daniel J. Warmenhoven Executive Chairman	$450,000	110%	$450,000	110%
Thomas F. Mendoza Vice Chairman	$600,000	120%	$600,000	120%

The fiscal year 2012 annual base salaries will become effective August 1, 2011, and target incentive compensation awards are effective as of April 30, 2011.

Incentive compensation for the Company’s named executive officers has been established pursuant and subject to the terms of the Company’s Executive Compensation Plan (the “Plan”), a copy of which was filed as an exhibit to the Company’s Proxy Statement, dated August 20, 2009. Under the Plan, the funding of the bonus pool from which bonuses will be paid for fiscal 2012 will be based on the Company’s actual achievement against annual revenue and operating profit targets, with revenue weighted 1/3rd and operating profit weighted 2/3rd.

In connection with this annual review, the Committee also amended the existing Change of Control Severance Agreements entered into with Messrs. Gomo, Salmon and Mendoza, to extend the expiration date to June 19, 2014. The rest of the terms of such agreements otherwise remain unchanged from the Company’s standard form of Non-CEO Change of Control Severance Agreement, the form of which was filed as an exhibit to the Company’s Form 10-Q file on September 3, 2008. A copy of the form of Amendment evidencing the extension of the Change of Control Severance Agreements entered into with Messrs. Gomo, Salmon and Mendoza will be filed as an exhibit to the Company’s Annual Report on Form 10-Q for the period ending July 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETAPP, INC.

May 23, 2011	By:	/s/ Matthew K. Fawcett
Matthew K. Fawcett
Senior Vice President, General Counsel and Secretary